UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2023

CNL Healthcare Properties, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-54685	27-2876363
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 South Orange Ave.

Orlando, Florida 32801

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.03	Creation of Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

KeyBank Credit Agreement

On December 7, 2023, CNL Healthcare Properties, Inc.’s (the “Company’s”) operating partnership, CHP Partners, LP (the “Operating Partnership”) as borrower, KeyBank National Association (“KeyBank”), as administrative agent, and certain participating lenders (the “Lenders”) entered into a credit agreement (the “Credit Agreement”) providing for both (i) a $250 million senior unsecured revolving credit facility (the “Revolving Credit Facility”) and (ii) a $350 million senior unsecured term loan facility (the “Term Loan Facility” and, together with the Revolving Credit Facility, the “Credit Facilities”), each with a maturity date of May 31, 2026.

The Credit Facilities replace in their entirety all previous unsecured credit facilities of the Company and its subsidiaries, and, in connection with closing of the Credit Facilities, the Company paid off all outstanding balances under such previous unsecured credit facilities.

Under the Credit Agreement, the Operating Partnership pays interest only until the maturity date of each of the Credit Facilities based on term SOFR rates plus an applicable margin of 225 basis points. Each of the Revolving Credit Facility and Term Loan Facility is pre-payable at any time in whole or part without fees or penalties.

Pursuant to the Credit Agreement, the Operating Partnership is required to maintain a pool of at least 25 unencumbered pool assets (“Unencumbered Assets”) with a minimum value of $500,000,000 and a weighted average occupancy of at least 80% for the Unencumbered Assets. Additionally, the Company must maintain a ratio of unsecured indebtedness to the value of Unencumbered Assets equal to or less than 60%. The Credit Agreement provides that the Company must comply with certain covenants related to the Unencumbered Assets, including limitations on geographical concentration, tenant concentration, value of any single Unencumbered Asset with one exception, and aggregate weighted average lease term.

Under the Credit Agreement, the Company must meet certain financial covenants on a consolidated basis, including covenants related to maximum leverage ratio of 40%, minimum fixed charge coverage ratio of 1.5 to 1.0, minimum consolidated tangible net worth, maximum secured indebtedness, maximum secured recourse indebtedness, and other asset-level and guaranty restrictions. Additionally, the Company’s regular cash distributions are not permitted to exceed the greater of 70% of funds from operations (FFO) as defined in the Credit Agreement or the amount required to be paid out for the Company to maintain its REIT status.

Pursuant to the Credit Agreement, the Operating Partnership is required to pay an unused fee of 0.20% of the unused portion of the commitment amount under the Revolving Credit Facility if usage is less than 50% and 0.15% if usage under such Facility is greater than 50%. The Credit Agreement also requires the Operating Partnership to enter into interest rate cap or swap agreements with respect to at least two-thirds of the aggregate outstanding principal amount under the Credit Facilities.

In connection with the Credit Agreement, simultaneously therewith, the Company entered into a Guaranty Agreement in favor of the Lenders pursuant to which it guaranteed to the Lenders the prompt payment and performance of obligations due under the Credit Agreement and the related notes.

Item 7.01	Regulation FD Disclosure

The Company will send the Company’s stockholders a letter notifying them of the closing of the Credit Facilities and updating them on Company matters generally. A copy of the letter is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference solely for the purposes of this Item 7.01 disclosure.

Pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”), the information contained in this Item 7.01 disclosure, including Exhibit 99.1 and the information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall any of such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

By furnishing the information contained in this Item 7.01 disclosure, including Exhibit 99.1, the Company makes no admission as to the materiality of such information.

Caution Concerning Forward-Looking Statements

The information above contains “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbor created by Section 21E of the Exchange Act. Forward-looking statements are statements that do not relate strictly to historical or current facts but reflect management’s current understandings, intentions, beliefs, plans, expectations, assumptions and/or predictions regarding the future of the Company’s business and its performance, the economy, and other future conditions and forecasts of future events, and circumstances. Forward-looking statements are typically identified by words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plans,” “continues,” “pro forma,” “may,” “will,” “seeks,” “should” and “could,” and words and terms of similar substance. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, actual results could differ materially from those set forth in the forward-looking statements due to a variety of risks, uncertainties and other factors. Such factors include, but are not limited to, the ability of the Company to implement its operating strategy; changes in economic cycles; the impact of changes in accounting rules; the impact of regulations requiring periodic valuation of the Company on a per share basis; inaccuracies of the Company’s accounting estimates; failure to maintain the Company’s REIT qualification; and the Company’s inability to protect its intellectual property and the value of its brand.

For further information regarding risks and uncertainties associated with the Company’s business, and important factors that could cause the Company’s actual results to vary materially from those expressed or implied in its forward-looking statements, please refer to the factors listed and described under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the “Risk Factors” sections of the Company’s documents filed from time to time with the SEC, including, but not limited to, the Company’s quarterly reports on Form 10-Q, and the Company’s annual report on Form 10-K, copies of which may be obtained from the Company’s website at http://www.cnlhealthcareproperties.com.

All written and oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by these cautionary statements. Forward-looking statements speak only as of the date on which they are made; the Company undertakes no obligation to, and expressly disclaims any obligation to, update or revise its forward-looking statements to reflect new information, changed assumptions, the occurrence of subsequent events, or changes to future operating results over time unless otherwise required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Amended and Restated Credit Agreement by and among CHP Partners, LP, as borrower, KeyBank National Association, as administrative agent and a lender, and certain other Lenders dated December 7, 2023.

10.2	Revolving Note made by CHP Partners, LP in the principal amount of $48,958,332 in favor of KeyBank National Association dated December 7, 2023.

10.3	Term Note made by CHP Partners, LP in the principal amount of $68,541,668 in favor of KeyBank National Association dated December 7, 2023.

10.4	Amended and Restated Guaranty Agreement by and among the Guarantors in favor of the Lenders referred to in the Credit Agreement dated December 7, 2023.

10.5	Schedule of Omitted Documents.

99.1	Correspondence to the Company’s stockholders dated December 15, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 12, 2023		CNL HEALTHCARE PROPERTIES, INC.
a Maryland corporation

	By:	/s/ Ixchell C. Duarte
Ixchell C. Duarte
Chief Financial Officer and Treasurer